EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Alan Finkelstein, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Innovative Card Technologies, Inc. on Form 10-QSB for the fiscal quarter ended September 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Innovative Card Technologies, Inc.

Dated: November __, 2005           By: /s/ Alan Finkelstein
                                    ----------------------------------
                                    Alan Finkelstein
                                    Chief Executive Officer,
                                    President and Secretary

I, Bennet Price-Lientz Tchaikovsky, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Innovative Card Technologies, Inc. on Form 10-QSB for the fiscal quarter ended September 30, 2005 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Innovative Card Technologies, Inc.

Dated: November __, 2005           By: /s/ Bennet Price-Lientz
                                              Tchaikovsky
                                    -------------------------------
                                    Bennet Price-Lientz Tchaikovsky
                                    Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided by Innovative Card Technologies, Inc. and will be retained by Innovative Card Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.